UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported), September 9, 2005

                                iSecureTrac Corp.

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               (Exact name of registrant as specified in charter)

           Delaware                    0-26455                87-0347787
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  (State or other jurisdiction       (Commission            (IRS Employer
       of incorporation)             File Number)         Identification No.)

5078 South 111th Street, Omaha, Nebraska                           68137
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(Address of principal executive offices)                         (Zip Code)

        Registrant's telephone number, including area code (402) 537-0022


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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))
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Item 5.03. Amendments to Articles of Incorporation of Bylaws; Change of Fiscal
Year.

      On September 9, 2005, we filed a Certificate of Amendment to the Amended and Restated Certificate of Incorporation (the "Certificate") with the Delaware Secretary of State setting forth a new provision to Article 4 of the Certificate in which, effective as of 8:00 a.m., Eastern Time, on September 19, 2005, each outstanding ten (10) shares of our common stock, par value $.001 per share, would automatically be combined and converted into one (1) share of our common stock, par value $.001 (the "Reverse Stock Split"), as such authority to effect the Reverse Stock Split was approved by our stockholders at the Annual Meeting of Stockholder duly held on June 2, 2005, and authorized by our Board of Directors on August 11, 2005. Additionally, the new provision to Article 4 in the Certificate provides that there shall be no decrease in the total number of shares of authorized capital stock as a result of the Reverse Stock Split and that no fractional shares will result from the Reverse Stock Split, rather any holder of shares not evenly divisible by ten (10) will receive one additional whole share of common stock for such fractional share resulting from the combination and such additional share shall be duly issued, fully paid and nonassessable. A copy of the Certificate is furnished as Exhibit 3.1 and attached hereto.

Item 8.01.  Other Events.

      On September 12, 2005, iSECUREtrac Corp. announced that as of 8:00 a.m., Eastern Time, on September 19, 2005, a reverse stock split in which each outstanding ten (10) shares of the Company's common stock would be combined and converted into one (1) share of the Company's common stock. A copy of the press release is furnished as Exhibit 99.1 and attached hereto.


Item 9.01. Financial Statements and Exhibits.



     Exhibit
     No.                               Description

      3.1 Certificate of Amendment to Amended and Restated Certificate of Incorporation of iSECUREtrac Corp.

      99.1  Press release issued by iSECUREtrac Corp. on September 12, 2005.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                IsecureTrac Corp.


Date: September 15, 2005                        /s/ Thomas E. Wharton, Jr.
                                                -------------------------------
                                                Thomas E. Wharton, Jr.
                                                President & CEO

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     Exhibit
     No.                               Description

      3.1 Certificate of Amendment to Amended and Restated Certificate of Incorporation of iSECUREtrac Corp.

      99.1  Press release issued by iSECUREtrac Corp. on September 12, 2005.


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